FOR TOTAL RETURN

Delaware REIT Fund

[various photos demonstrating service and Guidance, Professional Management and Goals]

service and guidance

professional management

1999
Annual Report

goals


DELAWARE(SM)
INVESTMENTS
----------------------
Philadelphia [] London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

   Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions--including some of America's largest pension funds--reach their financial goals.

   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.

   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.

   Delaware Investments has approximately $45 billion in mutual fund assets and institutional advisory accounts under management for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


Delaware REIT Fund Objective
To seek to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

Table of Contents

Letter to Shareholders           Page   1
Portfolio Managers' Review       Page   3
Performance Summary              Page   6
Statement of Net Assets          Page   7
Financial Highlights             Page  10

total
   return

tradition

<Photo of Computer Keyboard>

<Photo of illustration from Total Return Brochure>

November 17, 1999

                                                                      for total
                                                                        return
                                                                          1
Dear Shareholder:

OVER THE PAST 12 MONTHS, THE STOCK market experienced some of its biggest gains in history. The Dow Jones Industrial Average closed above 10,000 on March 29 for the first time and then climbed further to a new record of 11,326. The Standard and Poor's 500 Index also made impressive gains, rising more than 24% during the period. These advances, however, were driven by a small number of large cap growth stocks and selected technology companies. As investors continued to have a narrow market focus, most value-priced stocks as well as small and mid-cap companies--including REITs--remained on the sidelines.

   The NAREIT Equity REIT Index had a return of -7.04% in the past 12 months compared to a return of 14.76% for the Russell 2000 Index.

   Recessionary fears and tight capital markets limited the ability of real estate investment trusts (REITs) to raise capital by borrowing or issuing stock. This lowered investors' perception of the future growth prospects for the REIT asset class.

   REITs staged a strong rally from late March through early May as a broader mix of companies began to share in the stock market's gains. The NAREIT Equity REIT Index gained over 9% in one month. However, concerns over interest rates resurfaced in June. As the market once again narrowed, REITs and other previously out-of-favor asset classes could not maintain the momentum.

   In spite of REITs experiencing another difficult year, Delaware REIT Fund's fiscal results were once again better than both the average of its peer group and its unmanaged benchmark, as shown below. Your Fund outperformed the NAREIT Equity REIT Index by over 4 percentage points (4.4%). Delaware REIT Fund's total return was -2.69% for the 12 months ended October 31, 1999 (for Class A shares at net asset value with distributions reinvested). Our ability to


PERFORMANCE SUMMARY
------------------------------------------------------------------------------------------
For Periods Ended October 31, 1999
                                                    12 Months           Lifetime
------------------------------------------------------------------------------------------
Delaware REIT Fund Class A (Est. 12/6/95)             -2.69%             12.80%
NAREIT Equity REIT Index                              -7.04%              8.16%
Lipper Real Estate Fund Average (129 funds)           -4.10% (129 funds)  6.11% (41 funds)
Russell 2000 Index                                    14.76%              9.53%
------------------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 6. Past performance does not guarantee future results. Fee limitations were in effect for the periods shown. Returns would have been lower without the limitations. The Russell 2000 Index is a measure of 2000 smaller companies as compiled by the Frank Russell Co. The NAREIT Equity REIT Index is an unmanaged index of real estate investment trusts that invest in many types of U.S. property. You cannot invest directly in an index.

for total
 return
   2

preserve principal better than our peers can be attributed to a combination of the Fund's sector allocation and our individual stock selection.

   In spite of a difficult year, we continue to be positive about this asset class. We believe that REITs generally continue to demonstrate solid fundamental characteristics including:

o  Sound earnings growth;
o  Growing rental income;
o  High occupancy rates as a result of balanced supply and demand; and
o Low dividend payout rates, a positive indicator for dividend stability and potential dividend increases.

   We also believe REITs remain very attractively priced versus most financial assets. Yields are high relative to both Treasury yields and yields available from utility investments. We expect that as market leadership broadens, investments that deliver more stable returns with lower volatility will become relatively more attractive, potentially increasing the overall appeal of REITs.

   In the report that follows, REIT management team members Damon Andres, Christopher Beck and Thomas Trotman share their analysis of the REIT market and the Delaware REIT Fund.

Sincerely,


/s/ Wayne A. Stork
------------------------------------
Wayne A. Stork
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes
-------------------------------------
David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds

PORTFOLIO HIGHLIGHTS
------------------------------------------------------------------------------------------------
                                                October 31, 1999                October 31, 1998
------------------------------------------------------------------------------------------------
Median Market Capitalization                      $1.2 billion                    $890 million
Number of Stocks                                       30                              36
Price to Funds from Operations Ratio*                 9.1x                            9.1x
Top Sector                                     Office/Industrial               Office/Industrial
Yield Before Expenses                                 6.88%                           6.02%
------------------------------------------------------------------------------------------------

* The Price to Funds from Operations Ratio is a measure of a REIT's cash flow from rents and management fees. It is similar to a price-earnings ratio for an industrial company.

Delaware REIT Fund's thirty-day yields measured according to Securities and Exchange Commission guidelines were 5.31%, 4.89%, 4.89%, 5.89% and 5.89% for A, B, C, The Real Estate Investment Trust Portfolio Class and Institutional Class shares, respectively, as of October 31, 1999.

                                                                      for total
                                                                        return
                                                                          3

Portfolio Managers' Review
DAMON J. ANDRES                                THOMAS J. TROTMAN
Vice President/Portfolio Manager               Vice President/Portfolio Manager

CHRISTOPHER S. BECK                            November 17, 1999
Vice President/Senior Portfolio Manager


FOR MUCH OF THE 12 MONTHS COVERED BY this report, Real Estate Investment Trusts (REITs) remained out of favor as investors stayed narrowly focused on large cap growth stocks. REITs' defensive nature and generally high dividend yields were decidedly out of sync with investors' interest in stocks with higher growth potential. Early in the year, fears of overbuilding, recessionary fears, and unfavorable capital markets made REITs appear unattractive.

   The real estate sector experienced a strong rally in the spring. However, it could not sustain the momentum when the stock market narrowed again in the wake of interest rate hikes on June 30, August 24 and November 16. In this unfavorable environment, REIT prices generally remained low through the end of our fiscal period.

   We attribute REITs' low prices to lack of investor interest in the sector rather than deteriorating property fundamentals. For the most part, dedicated REIT investors remained optimistic about the sector. However, REITs lost favor with opportunity investors--investors who aren't specifically interested in the real estate sector, or the high income potential it provides. These investors were not attracted to REITs' dividend yields or their perceived value as they have been in the past. This reduced demand hindered REITs' performance.

   REITs had become so undervalued during the first six months of our fiscal year, that there was widespread discussion of management buyouts or REITs reverting to private companies. As investors took note of the very attractive valuations of stocks in the sector and the potential appreciation that could result from buyout activity, REITs staged a strong rally from late March through early May. A two-month advance often signals the start of an upward trend. However, new inflation fears reversed the trend, and by June, the REIT sector had given back the gains it had achieved.

   Still, we believe that REITs remain fundamentally sound. Over the past 12 months, most equity REITs met or surpassed their earnings expectations. Other than signs of some oversupply in the hotel sector, virtually all of the major property types remained in relative equilibrium. Rental growth remained healthy across most property types, which we believe should review
for total
 return
   4

lead to continued moderate FFO growth of 8% to 12%. (FFO or Funds from Operations measures a REIT's cash flow from rents and management fees.) Dividend yields increased from 7.17% in November 1998 to 8.52% as of October 1999. The higher yields make REITs more attractive from a valuation perspective. (Source:
NAREIT)

OUR SECTOR ALLOCATION ALLOWED US TO CAPITALIZE ON BETTER PERFORMING SECTORS.

   We believe that the real estate sector, in general, has been more stable in recent history than it had been in the past. Cycles of rising and declining property values appear to be less extreme as banks and individuals who invest in real estate through vehicles such as REITs, have helped to stabilize the flow of capital available to the sector.

   Over the past 12 months, Delaware REIT Fund outperformed its benchmarks, the NAREIT Equity REIT Index and the Lipper Real Estate Fund Average. The Fund's performance can be attributed to a combination of our sector allocation and our individual REIT selection. Of the sectors we invested in, apartments provided the best performance for us, followed by office REITs. The most visible underperformance was delivered by hotels, followed by regional malls and shopping centers.

   Our sector allocation allowed us to capitalize on better performing sectors. The Fund's largest sectors--Office/Industrial REITs and Apartment REITs in the Multi-Family sector--performed consistently well throughout the year. Since April, we increased our holdings in the Office/Industrial sector to about 35% of the Fund's assets. Our higher concentration in this sector, compared to the index's 31%, helped us perform better than the index. We continue to highlight this sector in the portfolio as we believe it has strong earnings potential.

   We remain attracted to Apartment REITs because they are still experiencing strong demand relative to supply in the major markets where we are invested.

   Hotel REITs continued to underperform amid concerns of overbuilding. Although we reduced our exposure to this sector to about 4% of the Fund's net assets, compared to a 6% allocation in the index, the poor returns in this sector still weighed down our performance.

   Healthcare REITs, reacting to changes in Medicare payment systems and in the regulation of nursing homes, were weak performers as well. Your Fund avoided the poor performance of this sector because we had sold our sole holding in Healthcare by April. In comparison, Healthcare REITs made up about 4% of the index.

   Despite continued underperformance relative to the major stock indexes, we believe that REITs remain attractive as a value story.
   REITs offer investors the potential for:

o  Capital growth over the long term;
o  Current income with the potential for dividend growth;

                                                                      for total
                                                                        return
                                                                           5

o  A simple and inexpensive way to participate in the real estate sector;
o Participation in a distinct equity asset class that behaves differently from stocks and bonds, providing investors added diversification;
o  Relative liquidity; and,
o  A hedge against inflation.

   We believe one of the most valuable benefits of REITs is the income potential they provide. REITs' income stream can help cushion a diversified investment portfolio in the event of lower stock prices. REITs are currently selling at prices relatively low compared to the value of their underlying real estate. This suggests opportunities for capital appreciation should REIT prices realign with their underlying value.

OUTLOOK

The stock market has seen tremendous gains over the past year with large cap growth-oriented companies leading the way. Investors, tantalized by the growth prospects of momentum stocks, have all but ignored the more conservative investment options available to them.

   As we start our new fiscal year, concerns persist about whether the growth rate of U.S. companies is sustainable. We could start seeing returns more in line with historical levels of about 10% rather than the 20% plus that we have been experiencing. In such an environment, REITs could suddenly become very attractive to long-term investors who are more sensitive to risk. Historically, about two-thirds of REIT returns have come from dividends. This could be an attractive feature during periods when stock prices are rising less rapidly. (Source: NAREIT)

   REIT growth rates have slowed over the past year. However, slower growth will probably help to minimize overbuilding and the resulting low occupancy rates. REITs may also benefit if there is a more pronounced slowdown in the growth rate for companies in the S&P 500.

   Because REITs did not participate fully in the recent stock market appreciation, we believe they have less to lose than many of the stocks whose prices have skyrocketed, perhaps higher than is justified by their earnings potential. In a market environment where prices are more volatile, REITs might hold their own better than the market.

   Our long-term outlook for the real estate sector remains positive. The sector is well positioned with strong economic fundamentals, attractive valuations and relatively well-balanced supply. If these conditions continue, we believe REITs will be able to deliver attractive returns in the coming months.


WE BELIEVE ONE OF THE MOST VALUABLE BENEFITS OF REITS IS THE INCOME POTENTIAL THEY PROVIDE.

outlook

<photo of couple talking to financial advisor>
for total
 return
   6

Performance Summary

DELAWARE REIT FUND'S LIFETIME PERFORMANCE
----------------------------------------------------------------------------------------------------------
Growth of a $10,000 Investment
December 6, 1995 Through October 31, 1999
----------------------------------------------------------------------------------------------------------
Performance Chart

             Lipper Real Estate Fund Average      Delaware REIT Fund Class A     NAREIT Equity REIT Index
Dec. '95               $10,000                            $ 9,803                          $ 1,000
Dec. '96               $12,850                            $13,901                          $13,526
Dec. '97               $15,877                            $18,258                          $16,268
Dec. '98               $13,337                            $15,998                          $13,419
Dec. '99               $12,382                            $15,085                          $13,581

Chart assumes $10,000 invested on December 6, 1995. Fund performance includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other classes of Delaware REIT Fund will vary due to differing charges and expenses. Past performance does not guarantee future results.


DELAWARE REIT FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 1999
                                                      Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/6/95)
   Excluding Sales Charge                             +12.80%      -2.69%
   Including Sales Charge                             +11.10%      -8.27%
--------------------------------------------------------------------------------
Class B (Est. 11/11/97)
   Excluding Sales Charge                              -7.55%      -3.43%
   Including Sales Charge                              -9.09%      -7.78%
--------------------------------------------------------------------------------
Class C (Est. 11/11/97)
   Excluding Sales Charge                              -7.55%      -3.43%
   Including Sales Charge                              -7.55%      -4.30%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Class B and Class C results excluding sales charge assumes either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Effective November 4, 1997, The Real Estate Investment Trust Portfolio was redesignated whereby the legal name of the original class (the "Pooled Trust Class") was changed to the "Class A" and a distribution fee of 0.25% was implemented. The A Class performance information prior to that date reflects the performance of the original class and has not been adjusted to reflect the effect of the distribution fee.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods as of October 31, 1999, for both REIT Institutional Class and The Real Estate Investment Trust Portfolio Class shares, which are available without sales or asset based distribution charges only to certain eligible institutional accounts, were +12.96% and -2.42%, respectively. The Real Estate Investment Trust Portfolio Class and Institutional Class were originally available on November 4, 1997 and November 11, 1997 respectively; performance prior to that date reflects the performance of the original class (established 12/6/95) which operated under a substantially similar expense structure.

                                                             for total return 7

Financial Statements

DELAWARE REIT FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 1999
--------------------------------------------------------------------------------
                                                           NUMBER     MARKET
                                                         OF SHARES    VALUE
                                                         --------- ----------
 COMMON STOCK - 95.34%
 DIVERSIFIED REITs - 2.02%
 Glenborough Realty Trust ..........................        99,000  $1,293,186
                                                                    ----------
                                                                     1,293,186
                                                                    ----------
 MALL REITs - 5.22%
 Macerich ..........................................        71,900   1,438,000
 Simon Property Group ..............................        82,900   1,911,881
                                                                    ----------
                                                                     3,349,881
                                                                    ----------
 MANUFACTURED HOUSING REITs - 7.04%
 Chateau Communities ...............................        86,148   2,196,774
 Sun Communities ...................................        72,700   2,317,313
                                                                    ----------
                                                                     4,514,087
                                                                    ----------
 MULTIFAMILY REITs - 17.39%
 Apartment Investment & Management .................        59,600   2,242,450
 Avalonbay Communities .............................        82,894   2,678,512
 Equity Residential Properties Trust ...............        53,200   2,224,425
 Essex Property Trust ..............................        59,500   1,937,469
 Grove Property Trust ..............................       170,300   2,064,888
                                                                    ----------
                                                                    11,147,744
                                                                    ----------
 NET LEASE REITs - 2.52%
 Franchise Finance .................................        74,200   1,613,850
                                                                    ----------
                                                                     1,613,850
                                                                    ----------
 OFFICE/INDUSTRIAL REITs - 35.37%
 Alexandria R.E. Equities ..........................        75,500   2,170,625
 AMB Property ......................................        87,400   1,737,075
 Cabot Industrial Trust ............................       109,400   2,188,000
 CarrAmerica Realty ................................        75,100   1,670,975
 Duke-Weeks Realty .................................       131,300   2,576,763
 Equity Office Properties Trust ....................       101,402   2,243,519
 Liberty Property Trust ............................        70,000   1,636,250
 Prentiss Properties Trust .........................        92,500   1,982,969
 Reckson Associates Realty .........................       115,900   2,144,150
 SL Green Realty ...................................       124,100   2,257,069
 Spieker Properties ................................        59,100   2,064,806
                                                                    ----------
                                                                    22,672,201
                                                                    ----------
 REAL ESTATE OPERATING COMPANIES - 10.47%
*Catellus Development ..............................       157,900   1,855,325
 Starwood Hotels & Resorts World ...................       111,200   2,550,650
 Trizec Hahn .......................................       124,600   2,305,100
                                                                    ----------
                                                                     6,711,075
                                                                    ----------

--------------------------------------------------------------------------------
                                                           NUMBER     MARKET
                                                         OF SHARES    VALUE
                                                         --------- ----------
COMMON STOCK (CONTINUED)

RETAIL STRIP CENTER REITs - 11.83%
First Washington Realty Trust .....................        67,400  $1,377,488
JDN Realty ........................................       112,850   2,151,203
Kimco Realty ......................................        53,400   1,822,275
Pan Pacific Retail Properties .....................       122,400   2,233,800
                                                                   ----------
                                                                    7,584,766
                                                                   ----------
SELF-STORAGE REITs - 3.48%
Public Storage ....................................        92,400   2,229,150
                                                                   ----------
                                                                    2,229,150
                                                                   ----------
TOTAL COMMON STOCK (cost $67,239,034) .............                61,115,940
                                                                   ----------

                                                        PRINCIPAL
                                                         AMOUNT
                                                        ---------
REPURCHASE AGREEMENTS - 4.74%
With Chase Manhattan 5.20% 11/01/99
   (dated 10/29/99, collateralized by
   $985,000 U.S. Treasury Notes 6.125% due
   12/31/01, market value $1,010,159) .............      $985,000     985,000
With J.P. Morgan Securities 5.20% 11/01/99
   (dated 10/29/99, collateralized by
   $707,200 U.S. Treasury Notes 5.625%
   due 05/15/01, market value $723,616 and
   $316,000 U.S. Treasury Notes 6.50%
   due 08/31/01, market value $323,071) ...........     1,025,500   1,025,500
With PaineWebber 5.20% 11/01/99 (dated
   10/29/99, collateralized by $353,600
   U.S. Treasury Notes 6.25% due 10/31/01,
   market value $367,358 and $665,400 U.S.
   Treasury Notes 6.25% due 02/15/03,
   market value $679,546) .........................     1,025,500   1,025,500
                                                                   ----------

Total Repurchase Agreements
   (cost $3,036,000) ..............................                 3,036,000
                                                                   ----------

8 for total return

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 100.08%
   (COST $70,275,004) ............................................  $64,151,940
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (0.08%) ........      (51,511)
                                                                    -----------
NET ASSETS APPLICABLE TO 5,670,011 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% .......................  $64,100,429
                                                                    ===========

NET ASSET VALUE - DELAWARE REIT FUND A CLASS
   ($23,974,513 / 2,121,044 SHARES) ..............................       $11.30
                                                                         ======

NET ASSET VALUE - DELAWARE REIT FUND B CLASS
   ($13,575,049 / 1,201,259 SHARES) ..............................       $11.30
                                                                         ======

NET ASSET VALUE - DELAWARE REIT FUND C CLASS
   ($3,656,892 / 323,576 SHARES) .................................       $11.30
                                                                         ======

NET ASSET VALUE - DELAWARE REIT FUND INSTITUTIONAL CLASS
   ($1,313,522 / 116,133 SHARES) .................................       $11.31
                                                                         ======

NET ASSET VALUE - DELAWARE REIT FUND REAL ESTATE INVESTMENT
   TRUST PORTFOLIO CLASS ($21,580,453 / 1,907,999 SHARES) ........       $11.31
                                                                         ======

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1999:
Common stock, $0.01 par value, 2,000,000,000
   shares authorized to Delaware Pooled Trust, Inc.
   with 50,000,000 shares allocated to Delaware REIT Fund ........  $70,268,879
Undistributed net investment income ..............................      394,505
Accumulated net realized loss on investments .....................     (439,891)
Net unrealized depreciation of investments .......................   (6,123,064)
                                                                    -----------
 Total net assets ................................................  $64,100,429
                                                                    ===========
----------------------
REITs - Real Estate Investment Trusts
* Non-income producing security for the year ending October 31, 1999.

NET ASSET VALUE AND OFFERING PRICE PER SHARE - DELAWARE REIT FUND
Net asset value A Class (A) ......................................       $11.30
Sales charge (5.75% of the offering price or 6.11% of the
   amount invested per share) (B) ................................         0.69
                                                                         ------
Offering price ...................................................       $11.99
                                                                         ======
----------------------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

DELAWARE REIT FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends ..........................................   $3,639,816
Interest ...........................................      140,501  $3,780,317
                                                       ----------

EXPENSES:
Management fees ....................................      527,658
Distribution expense ...............................      216,410
Dividend disbursing and transfer agent fees
   and expenses ....................................      137,313
Registration fees ..................................       58,000
Reports and statements to shareholders .............       42,480
Accounting and administration ......................       31,115
Professional fees ..................................        7,100
Taxes (other than taxes on income) .................        5,409
Custodian fees .....................................        3,593
Directors' fees ....................................        1,422
Other ..............................................       13,708
                                                       ----------
                                                        1,044,208
Less expenses absorbed or waived ...................     (160,138)
Less expenses paid indirectly ......................       (1,618)
                                                       ----------

Total expenses .....................................                  882,452
                                                                   ----------

NET INVESTMENT INCOME ..............................                2,897,865
                                                                   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain on investments ...................                  403,065
Net change in unrealized appreciation/depreciation
   of investments ..................................               (3,952,465)
                                                                   ----------

NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS .............................               (3,549,400)
                                                                   ----------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .................................                $(651,535)
                                                                   ==========

                             See accompanying notes
                                                              for total return 9

DELAWARE REIT FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                           YEAR        YEAR
                                                           ENDED       ENDED
                                                         10/31/99     10/31/98
                                                       -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income ............................     $2,897,865    $3,289,007
Net realized gain on investments .................        403,065     2,783,948
Net change in unrealized appreciation/depreciation
   of investments ................................     (3,952,465)  (15,725,684)
                                                       ----------   -----------
Net decrease in net assets resulting
   from operations ...............................       (651,535)   (9,652,729)
                                                       ----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class .......................................       (953,499)     (233,551)
   B Class .......................................       (666,418)     (168,186)
   C Class .......................................       (145,314)      (26,850)
   Institutional Class ...........................        (86,881)     (113,915)
   The Real Estate Investment Trust Portfolio
     Class .......................................     (2,002,180)   (3,049,187)
Net realized gain on investments:
   A Class .......................................       (689,750)      (31,854)
   B Class .......................................       (674,750)      (44,406)
   C Class .......................................       (135,690)       (4,998)
   Institutional Class ...........................        (69,929)     (109,306)
   The Real Estate Investment Trust Portfolio
     Class .......................................     (2,051,762)   (2,745,948)
                                                       ----------   -----------
                                                       (7,476,173)   (6,528,201)
                                                       ----------   -----------

--------------------------------------------------------------------------------
                                                           YEAR        YEAR
                                                           ENDED       ENDED
                                                         10/31/99     10/31/98
                                                       -----------  -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .........................................  $17,964,602   $18,899,466
   B Class .........................................    5,088,095    16,282,975
   C Class .........................................    2,538,627     2,912,202
   Institutional Class .............................      814,239     5,252,183
   The Real Estate Investment Trust Portfolio
     Class .........................................           --    54,856,483
Netasset value of shares issued upon reinvestment
   of distributions from net investment income and
   net realized gain on investments:
   A Class .........................................    1,494,177       240,840
   B Class .........................................    1,188,069       163,496
   C Class .........................................      209,959        25,241
   Institutional Class .............................      156,808       223,221
   The Real Estate Investment Trust Portfolio
     Class .........................................    3,166,874     5,669,978
                                                     ------------   -----------
                                                       32,621,450   104,526,085
                                                     ------------   -----------
Cost of shares repurchased:
   A Class .........................................   (6,148,789)  (64,151,749)
   B Class .........................................   (3,614,467)   (1,568,218)
   C Class .........................................   (1,073,668)     (144,365)
   Institutional Class .............................     (971,824)   (3,514,603)
   The Real Estate Investment Trust Portfolio
     Class .........................................  (19,472,821)   (8,167,173)
                                                     ------------   -----------
                                                     (31,281,569)   (77,546,108)
                                                     ------------   -----------
Increase in net assets derived from capital
   share transactions ..............................    1,339,881    26,979,977
                                                     ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS ..............   (6,787,827)   10,799,047

NET ASSETS:
Beginning of year ..................................   70,888,256    60,089,209
                                                     ------------   -----------
End of year ........................................  $64,100,429   $70,888,256
                                                     ============   ===========

                             See accompanying notes

10 for total return

DELAWARE REIT FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      DELAWARE REIT FUND A CLASS          DELAWARE REIT FUND B CLASS
                                                             -------------------------------------------  --------------------------
                                                               YEAR        YEAR        YEAR    12/6/95(1)     YEAR     11/11/97(1)
                                                               ENDED       ENDED       ENDED       TO         ENDED         TO
                                                             10/31/99   10/31/98(3)  10/31/97   10/31/96     10/31/99    10/31/98

Net asset value, beginning of period ......................   $12.980     $16.260     $12.490    $10.000      $12.990     $16.230

Income (loss) from investment operations:
   Net investment income(4) ...............................     0.514       1.118       0.616      0.652        0.422       0.914
   Net realized and unrealized gain (loss) on
     investments ..........................................    (0.809)     (2.713)      4.664      1.938       (0.810)     (2.559)
                                                              -------     -------     -------    -------      -------     -------
   Total from investment operations .......................    (0.295)     (1.595)      5.280      2.590       (0.388)     (1.645)
                                                              -------     -------     -------    -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.710)     (0.865)     (0.720)    (0.100)      (0.627)     (0.775)
   Distributions from net realized gain on
     investments ..........................................    (0.675)     (0.820)     (0.790)        --       (0.675)     (0.820)
                                                              -------     -------     -------    -------      -------     -------
   Total dividends and distributions ......................    (1.385)     (1.685)     (1.510)    (0.100)      (1.302)     (1.595)
                                                              -------     -------     -------    -------      -------     -------
Net asset value, end of period ............................   $11.300     $12.980     $16.260    $12.490      $11.300     $12.990
                                                              =======     =======     =======    =======      =======     =======

Total return(2) ...........................................    (2.69%)    (10.98%)     46.50%     26.12%       (3.43%)    (11.31%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $23,975     $13,340     $60,089    $26,468      $13,575     $12,802
   Ratio of expenses to average net assets ................     1.20%       1.11%       0.82%      0.89%        1.95%       1.86%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......     1.43%       1.27%       0.99%      1.02%        2.18%       2.02%
   Ratio of net investment income to average net assets ...     4.18%       4.31%       4.25%      6.70%        3.43%       3.56%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid
     indirectly ...........................................     3.95%       4.15%       4.08%      6.57%        3.20%       3.40%
   Portfolio turnover .....................................       48%         51%         58%       109%          48%         51%

----------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Effective November 4, 1997, the original class of The Real Estate Investment Trust Portfolio was redesignated the Delaware REIT Fund A Class and became subject to a 0.25% 12B-1 distribution fee. Before that date, that class was not subject to such a fee; the financial highlights presented above have not been restated to reflect a 0.25% fee for the period prior to the portfolio redesignation. In conjunction with the redesignation of the original class, four additional classes of shares (Delaware REIT Fund B Class, Delaware REIT Fund C Class, Delaware REIT Fund Institutional Class and The Real Estate Investment Trust Portfolio Class, referred to in the table as "The Real Estate Investment Trust Portfolio Class") were created. Delaware REIT Fund A Class shares representing $54.9 million and $1.8 million were exchanged by shareholders for Delaware REIT Fund Real Estate Investment Trust Portfolio Class and Delaware REIT Fund Institutional Class shares, respectively.
(4) Per share information for the year ended October 31, 1999 was based on the average shares outstanding method.

                             See accompanying notes
                                                             for total return 11

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                                              DELAWARE REIT FUND
                                                             DELAWARE REIT FUND     DELAWARE REIT FUND    THE REAL ESTATE INVESTMENT
                                                                  C CLASS           INSTITUTIONAL CLASS      TRUST PORTFOLIO CLASS
                                                           ---------------------   ---------------------  --------------------------
                                                             YEAR    11/11/97(1)     YEAR     11/11/97(1)    YEAR      11/4/97(1)
                                                             ENDED       TO          ENDED        TO         ENDED         TO
                                                           10/31/99   10/31/98     10/31/99    10/31/98     10/31/99    10/31/98

Net asset value, beginning of period ..................... $12.990     $16.230      $12.990     $16.230      $12.990     $16.340

Income (loss) from investment operations:
   Net investment income(3) ..............................   0.422       0.914        0.545       1.134        0.545       1.134
   Net realized and unrealized (loss) on
     investments .........................................  (0.810)     (2.559)      (0.807)     (2.659)      (0.807)     (2.769)
                                                           -------     -------      -------     -------      -------     -------
   Total from investment operations ......................  (0.388)     (1.645)      (0.262)     (1.525)      (0.262)     (1.635)
                                                           -------     -------      -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ..................  (0.627)     (0.775)      (0.743)     (0.895)      (0.743)     (0.895)
   Distributions from net realized gain on
     investments .........................................  (0.675)     (0.820)      (0.675)     (0.820)      (0.675)     (0.820)
                                                           -------     -------      -------     -------      -------     -------
   Total dividends and distributions .....................  (1.302)     (1.595)      (1.418)     (1.715)      (1.418)     (1.715)
                                                           -------     -------      -------     -------      -------     -------
Net asset value, end of period ........................... $11.300     $12.990      $11.310     $12.990      $11.310     $12.990
                                                           =======     =======      =======     =======      =======     =======

Total return(2) ..........................................  (3.43%)    (11.31%)      (2.42%)    (10.56%)      (2.42%)    (11.17%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............  $3,657      $2,435       $1,313      $1,504      $21,580     $40,807
   Ratio of expenses to average net assets ...............   1.95%       1.86%        0.95%       0.86%        0.95%       0.86%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly .....   2.18%       2.02%        1.18%       1.02%        1.18%       1.02%
   Ratio of net investment income to average net assets ..   3.43%       3.56%        4.43%       4.56%        4.43%       4.56%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid
     indirectly ..........................................   3.20%       3.40%        4.20%       4.40%        4.20%       4.40%
   Portfolio turnover ....................................     48%         51%          48%         51%          48%         51%

----------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Per share information for the year ended October 31, 1999 was based on the average shares outstanding method.

                             See accompanying notes

12 for total return
DELAWARE REIT FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999
--------------------------------------------------------------------------------

The Real Estate Investment Trust Portfolio (the"Delaware REIT Fund"or the "Fund") is a series of Delaware Pooled Trust, Inc. which is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and currently offers five classes of shares. Delaware REIT Fund A Class carries a front-end sales charge of 5.75%. Delaware REIT Fund B Class carries a back-end deferred sales charge, Delaware REIT Fund C Class carries a level load deferred sales charge, and Delaware REIT Fund Institutional and Real Estate Investment Trust Portfolio Classes carry no sales charge. This report contains information relating only to Delaware REIT Fund. All other Delaware Pooled Trust, Inc. portfolios are included in a separate report.

The Fund seeks to achieve a maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. The Fund will invest at least 65% of its assets in stocks of real estate investment trusts.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income on a quarterly basis. Net capital gains, if any, will be distributed annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $1,618 for the year ended October 31, 1999. The expenses paid under the above arrangements are included in its respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates
Effective April 15, 1999, and in accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee, which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the net assets over $2,500 million. Prior to April 15, 1999, the Fund paid DMC an annual fee, which was calculated at the rate of 0.75% of the average daily net assets of the Fund. At October 31, 1999, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $17,543.

Lincoln Investment Management, Inc., an affiliate of DMC, receives 30% of the management fee paid to DMC for acting as sub-advisor to the Fund.

DMC has elected to waive that portion of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, exceed 0.95% of the Fund's average daily net assets.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At October 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $11,488.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets attributable to A Class shares and 1.00% of the average daily net assets attributable to B Class and C Class shares. At October 31, 1999, the Fund had a liability for distribution fees and other expenses payable to DDLP and other affiliates of $22,722.

For the year ended October 31, 1999, DDLP earned $21,608 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are not compensated by the Fund.

                                                             for total return 13

--------------------------------------------------------------------------------
3. Investments
During the year ended October 31, 1999, the Fund made purchases of $32,217,050 and sales of $37,311,751 of investments other than U.S. government securities and temporary cash investments.

At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $70,365,537.

At October 31, 1999, net unrealized depreciation for federal income tax purposes aggregated ($6,213,597) of which $699,683 related to unrealized appreciation of securities and ($6,913,280) related to unrealized depreciation of securities.

For federal income tax purposes, the Fund accumulated capital losses of $343,655 at October 31, 1999, which may be carried forward and applied against future capital gains. The capital loss carry forward expires in 2007.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                          Year        Year
                                                          Ended       Ended
                                                         10/31/99    10/31/98
                                                        ---------   ---------
Shares sold:
   A Class ..........................................   1,471,049   1,265,036
   B Class ..........................................     414,465   1,085,487
   C Class ..........................................     207,473     196,042
   Institutional Class ..............................      65,124     346,250
   Real Estate Investment Trust Portfolio Class .....          --   3,348,843

Shares issued upon reinvestment of
   distributions from net investment income
   and net realized gain on investments:
   A Class ..........................................     124,187      16,895
   B Class ..........................................      98,229      11,336
   C Class ..........................................      17,467       1,754
   Institutional Class ..............................      13,031      14,989
   Real Estate Investment Trust Portfolio Class .....     263,387     380,536
                                                        ---------   ---------
                                                        2,674,412   6,667,168
                                                        ---------   ---------

Shares repurchased:
   A Class ..........................................    (501,722) (3,949,165)
   B Class ..........................................    (297,118)   (111,140)
   C Class ..........................................     (88,808)    (10,352)
   Institutional Class ..............................     (77,809)   (245,452)
   Real Estate Investment Trust Portfolio Class .....  (1,496,409)   (588,358)
                                                        ---------   ---------
                                                       (2,461,866) (4,904,467)
                                                        ---------   ---------

Net increase ........................................     212,546   1,762,701
                                                        =========   =========

5. Lines of Credit
The Fund has a committed line of credit for $2,300,000. No amount was outstanding at October 31, 1999 or at any time during the fiscal year.

6. Credit and Market Risk
The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Tax Information (Unaudited)
The information set forth is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 1999, the Fund designates as long-term capital gains, ordinary income and tax-exempt income distributions paid during the year as follows:

                                  (A)
                                Long-Term          (B)           (C)
                               Capital Gain      Ordinary       Total             (D)
                              Distributions       Income     Distributions    Qualifying(1)
                                Tax Basis      Distributions   Tax Basis        Dividends
                              ------------     ------------  -------------    ------------
Delaware REIT Fund                 48%               52%          100%              0%

Items (A) and (B) are based on a percentage of the fund's total distributions. Item (D) is based on a percentage of ordinary income of the fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

14 for total return

DELAWARE REIT FUND
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
The Real Estate Investment Trust Portfolio

We have audited the accompanying statement of net assets of The Real Estate Investment Trust Portfolio (the "Fund") as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Real Estate Investment Trust Portfolio at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 3, 1999

DELAWARE INVESTMENTS FAMILY OF FUNDS

FOR GROWTH OF CAPITAL
Delaware Select Growth Fund
Delaware Trend Fund
Delaware DelCap Fund
Delaware Small Cap Value Fund
Delaware U.S. Growth Fund
Delaware Growth Stock Fund
Delaware Tax-Efficient Equity Fund
Delaware Social Awareness Fund

FOR TOTAL RETURN
Delaware Blue Chip Fund
Delaware Devon Fund
Delaware Growth and Income Fund
Delaware Decatur Equity Income Fund
Delaware REIT Fund
Delaware Balanced Fund

FOR INTERNATIONAL DIVERSIFICATION
Delaware Emerging Markets Fund
Delaware New Pacific Fund
Delaware Overseas Equity Fund
Delaware International Equity Fund
Delaware Global Equity Fund
Delaware Global Bond Fund

FOR CURRENT INCOME
Delaware Delchester Fund
Delaware High-Yield Opportunities Fund
Delaware Strategic Income Fund
Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
Delaware American Government Bond Fund
Delaware U.S. Government Securities Fund
Delaware Limited-Term Government Fund

FOR TAX-EXEMPT INCOME
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Intermediate Fund
Delaware State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
Delaware Tax-Free Money Fund

ASSET ALLOCATION FUNDS
Delaware Foundation Funds
   Growth Portfolio
   Balanced Portfolio
   Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

[photo of computer keyboard]


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

professional management

professional management

[various photos demonstrating service, guidance, professional management and goals]


MORE THAN 68 YEARS OF INVESTMENT EXPERIENCE has taught us that disciplined strategies and prudent risk management are a sound approach to any market environment.

goals

goals

WHATEVER YOUR GOALS,
the years ahead will be shaped by choices you make today. Delaware offers many options that can be an appropriate part of a sound investment plan.

service and guidance

service and guidance

DELAWARE BELIEVES THAT THE GUIDANCE
of a professional financial adviser is vital to your long-term success. We are committed to providing you and your adviser with the highest quality information and service.

THIS ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE REIT FUND SHAREHOLDERS, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware REIT Fund, which sets forth details about charges, expenses, investment objective and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

JOHN H. DURHAM
Private Investor
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Former Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Retired
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota


Affiliated Officers

RICHARD J. FLANNERY
Executive Vice President and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

ERIC E. MILLER
Senior Vice President, Secretary
and Deputy General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

[photo of globes]
directors
& officers


INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

SUBADVISER
Lincoln Investment Management
Fort Wayne, IN

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

[photo of globes]


When used with prospective investors, this report must be preceded or accompanied by a current Delaware REIT Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com


DELAWARE
INVESTMENTS
---------------------
Philadelphia o London

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(J5338)(2406)
AR-187[10/99]PPL12/99